UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         June 8, 2006

ENOVA SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

California

(State or Other Jurisdiction of Incorporation)

0-25184

95-3056150

(Commission File Number)

(IRS Employer Identification No.)

19850 South Magellan Drive Suite 305, Torrance, CA

    90502

(Address of Principal Executive Offices)

(Zip Code)

310-527-2800

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 8, 2006, the Board of Directors elected Mr. Sten Langenius to the Board of Directors to fill a vacancy on the Board effective July 1, 2006.  A copy of the press release reporting this election is attached as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.

Description

99.1

Press Release -- Enova Systems, Inc. Elects Sten Langenius to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Enova Systems, Inc.

(Registrant)

Date:   June 14, 2006

      /s/ Edwin Riddell

By:     Edwin Riddell

Title:

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description	Method of Filing

99.1	Press Release -- Enova Systems, Inc. Elects Sten Langenius to the Board of Directors.	Filed herewith as Exhibit 99.1

Exhibit 99.1

Mr. Sten Langenius to join Enova Board of Directors

TORRANCE, CA, June 13, 2006 – Enova Systems, (OTCBB: ENOV and AIM: ENV and ENVS), a leading developer and manufacturer of electric, hybrid and fuel cell digital power management systems, announced today that Mr. Sten Langenius has joined the company as a member of the Board of Directors. Mr. Langenius was formerly President and Chief Executive Officer of Volvo Truck Corporation. Prior to joining Volvo, Mr Langenius was President of IBM Svenska AB.

Mr. Langenius brings an extensive and impressive background to Enova. In addition to his new role with Enova, Mr Langenius is a member of several Boards of Directors, such as Volvo Construction Equipment, Volvo Aero Corporation AB and Volvo Penta in Sweden.

“I am pleased to welcome Sten on our team” said Edwin Riddell, President and CEO of Enova. “His appointment is of great value to our team. Sten’s knowledge will help mold our Management team and guide the success of the company by bringing further understanding of the Medium and Heavy Truck and Bus Markets.”

About Enova Systems, Inc.

Enova Systems is a leading supplier of efficient, environmentally friendly digital power components and systems products. The Company’s core competencies are focused on the development and commercialization of power management and conversion systems for mobile and stationary applications. Enova applies unique ‘enabling technologies’ in the areas of alternative energy propulsion systems for light and heavy-duty vehicles as well as power conditioning and management systems for distributed generation systems. The Company develops, designs and produces drive systems and related components for electric, hybrid-electric, and fuel cell powered vehicles. For further information, contact Enova Systems directly, or visit its Web site at http://www.enovasystems.com.

This news release contains forward-looking statements relating to Enova Systems and its products that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that are not historical facts.  These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should,'' “could,” "project," "plan,'' "seek," "intend,'' or "anticipate'' or the negative thereof or comparable terminology and statements about industry trends and Enova’s future performance, operations and products. These forward-looking statements are subject to and qualified by certain risks and uncertainties. These and other risks and uncertainties are detailed from time to time in Enova Systems’ periodic filings with the Securities and Exchange Commission, including but not limited to Enova's annual report on Form 10-K for the year ended December 31, 2004. This forward-looking information should be considered only in connection with the aforementioned risk factors. Enova assumes no obligation to update such forward-looking statements.

ENOVA SYSTEMS, Inc.

19850 South Magellan Drive

Torrance, CA 90502

310-527-3847

Contact: Mike Staran, VP of Marketing/Investor Relations